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                                                                    EXHIBIT 23A


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 12, 1999 included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-52405, 33-52407 and 333-60327.




                                        /s/ ARTHUR ANDERSEN LLP




Greensboro, North Carolina,
February 26, 1999.